UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2016

Cvent, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36043	54-1954458
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place, 7th Floor Tysons Corner, Virginia	22102
(Address of principal executive offices)	(Zip Code)
(703) 226-3500
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 25, 2016 Cvent, Inc., (the “Company”) announced its financial results for the fourth quarter and full year 2015, as well as forward-looking statements relating to the first quarter ending March 31, 2016 and full year ending December 31, 2016 as presented in a press release issued on February 25, 2016. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

(d)	The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of the Company, dated February 25, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cvent, Inc.
Date: February 25, 2016	By:	/s/ Cynthia A. Russo
	Name:	Cynthia A. Russo
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated February 25, 2016.